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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-178920 & No. 333-193017) and Form S-3 (No. 333-185853) of Sanchez Energy Corporation of our report dated March 12, 2014 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ BDO USA, LLP
Houston, Texas
March 12, 2014

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING